Exhibit 99.1

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2005 (in thousands)

	Commercial Group 2004					Residential Group 2004

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	210,530	30,065	22,905	2	203,372	54,790	4,188	29,810	594	81,006
Exclude straight-line rent adjustment	(2,640)	—	—	—	(2,640)	(56)	—	—	—	(56)

Adjusted revenues	207,890	30,065	22,905	2	200,732	54,734	4,188	29,810	594	80,950

Operating expenses, including depreciation and amortization for non-Real Estate Groups	113,299	13,771	12,750	190	112,468	36,010	3,127	17,116	471	50,470
Exclude straight-line rent adjustment	(2,051)	—	—	(9)	(2,060)	—	—	—	—	—

Adjusted operating expenses	111,248	13,771	12,750	181	110,408	36,010	3,127	17,116	471	50,470

Add interest income	2,289	98	(119)	68	2,140	1,606	11	486	37	2,118

Add equity in earnings of unconsolidated entities	991	—	(2,078)	—	(1,087)	464	—	(997)	—	(533)

Add back equity method depreciation and amortization expense	2,638	—	(2,638)	—	—	4,746	—	(4,746)	—	—

Net operating income	102,560	16,392	5,320	(111)	91,377	25,540	1,072	7,437	160	32,065

Interest expense, including early extinguishment of debt	46,737	6,835	5,320	—	45,222	13,048	1,197	7,437	2,330	21,618

Income tax expense (benefit)	4,382	—	—	32	4,414	(1,143)	—	—	(961)	(2,104)

Minority interest in earnings before depreciation and amortization	9,557	9,557	—	—	—	(125)	(125)	—	—	—

Add: EBDT from discontinued operations	(143)	—	—	143	—	(1,209)	—	—	1,209	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	41,741	—	—	—	41,741	12,551	—	—	—	12,551

Reconciliation to net earnings:

Earnings before depreciation, amortization and defered taxes (EBDT)	41,741	—	—	—	41,741	12,551	—	—	—	12,551

Depreciation and amortization — Real Estate Groups	(37,602)	—	—	—	(37,602)	(15,638)	—	—	(48)	(15,686)

Deferred taxes — Real Estate Group	(1,928)	—	—	16	(1,912)	302	—	—	(85)	217

Straight-line rent adjustment	589	—	—	(9)	580	56	—	—	—	56

Gain on disposition of rental properties and other investments, net of tax	—	—	—	252	252	—	—	—	9,184	9,184

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(48)	—	—	48	—
Deferred taxes — Real Estate Groups	16	—	—	(16)	—	(85)	—	—	85	—
Straight-line rent adjustment	(9)	—	—	9	—	—	—	—	—	—
Gain on disposition of Lumber Group	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	252	—	—	(252)	—	9,184	—	—	(9,184)	—

Net earnings	3,059	—	—	—	3,059	6,322	—	—	—	6,322

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2005 (in thousands)

	Land Development Group 2004					Lumber Group 2004

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at Pro-	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	21,575	2,034	2,272	—	21,813	—	—	—	—	—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	21,575	2,034	2,272	—	21,813	—	—	—	—	—

Operating expenses, including depreciation and amortization for non-Real Estate Groups	13,467	986	2,446	—	14,927	—	—	—	—	—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	13,467	986	2,446	—	14,927	—	—	—	—	—

Add interest income	3,609	353	29	—	3,285	—	—	—	—	—

Add equity in earnings of unconsolidated entities	1,505	—	22	—	1,527	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	13,222	1,401	(123)	—	11,698	—	—	—	—	—

Interest expense, including early extinguishment of debt	1,147	40	(123)	—	984	—	—	—	—	—

Income tax expense (benefit)	10,644	—	—	—	10,644	—	—	—	—	—

Minority interest in earnings before depreciation and amortization	1,361	1,361	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	(1,219)	—	—	—	(1,219)

Earnings before depreciation, amortization and deferred taxes (EBDT)	70	—	—	—	70	(1,219)	—	—	—	(1,219)

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	70	—	—	—	70	(1,219)	—	—	—	(1,219)

Depreciation and amortization — Real Estate Groups	(50)	—	—	—	(50)	—	—	—	—	—

Deferred taxes — Real Estate Group	1,466	—	—	—	1,466	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of Lumber Group	—	—	—	—	—	12,162	—	—	—	12,162
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	1,486	—	—	—	1,486	10,943	—	—	—	10,943

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2005 (in thousands)

	The Nets 2004					Corporate Activites 2004

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at Pro-	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	—	—	5,303	—	5,303	—	—	—	—	—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	—	—	5,303	—	5,303	—	—	—	—	—

Operating expenses, including depreciation and amortization for non-Real Estate Groups	—	—	9,323	—	9,323	11,613	—	—	—	11,613
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	—	—	9,323	—	9,323	11,613	—	—	—	11,613

Add interest income	—	—	38	—	38	149	—	—	—	149

Add equity in earnings of unconsolidated entities	(9,259)	—	4,344	—	(4,915)	20	—	—	—	20

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	(9,259)	—	362	—	(8,897)	(11,444)	—	—	—	(11,444)

Interest expense, including early extinguishment of debt	—	—	362	—	362	8,684	—	—	—	8,684

Income tax expense (benefit)	(4,136)	—	—	—	(4,136)	(8,439)	—	—	—	(8,439)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	—	—	—	—	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	(5,123)	—	—	—	(5,123)	(11,689)	—	—	—	(11,689)

Reconciliation to net earnings:

Earnings before depreciation, amortization and defered taxes (EBDT)	(5,123)	—	—	—	(5,123)	(11,689)	—	—	—	(11,689)

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—

Deferred taxes — Real Estate Group	—	—	—	—	—	577	—	—	—	577
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties and other investments, net of tax	—	—	—	—	—	265	—	—	—	265

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—
Gain on disposition of Lumber Group	—	—	—	—	—	—	—	—	—	—
Gain on disposition of rental properties	—	—	—	—	—	—	—	—	—	—

Net earnings	(5,123)	—	—	—	(5,123)	(10,847)	—	—	—	(10,847)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2005 (in thousands)

	Total 2004
			Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at Pro-	Discontinued	Consolidation
	(GAAP)	Interest	Rata	Operations	(Non-GAAP)

Revenues from real estate operations	286,895	36,287	60,290	596	311,494
Exclude straight-line rent adjustment	(2,696)	—	—	—	(2,696)

Adjusted revenues	284,199	36,287	60,290	596	308,798

Operating expenses, including depreciation and amortization for non-Real Estate Groups	174,389	17,884	41,635	661	198,801
Exclude straight-line rent adjustment	(2,051)	—	—	(9)	(2,060)

Adjusted operating expenses	172,338	17,884	41,635	652	196,741

Add interest income	7,653	462	434	105	7,730

Add equity in earnings of unconsolidated entities	(6,279)	—	1,291	—	(4,988)

Add back equity method depreciation and amortization expense	7,384	—	(7,384)	—	—

Net operating income	120,619	18,865	12,996	49	114,799

Interest expense, including early extinguishment of debt	69,616	8,072	12,996	2,330	76,870

Income tax expense (benefit)	1,308	—	—	(929)	379

Minority interest in earnings before depreciation and amortization	10,793	10,793	—	—	—

Add: EBDT from discontinued operations	(2,571)	—	—	1,352	(1,219)

Earnings before depreciation, amortization and deferred taxes (EBDT)	36,331	—	—	—	36,331

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	36,331	—	—	—	36,331

Depreciation and amortization — Real Estate Groups	(53,290)	—	—	(48)	(53,338)

Deferred taxes — Real Estate Group	417	—	—	(69)	348

Straight-line rent adjustment	645	—	—	(9)	636

Gain on disposition of rental properties and other investments, net of tax	265	—	—	9,436	9,701

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(48)	—	—	48	—
Deferred taxes — Real Estate Groups	(69)	—	—	69	—
Straight-line rent adjustment	(9)	—	—	9	—
Gain on disposition of Lumber Group	12,162	—	—	—	12,162
Gain on disposition of rental properties	9,436	—	—	(9,436)	—

Net earnings	5,840	—	—	—	5,840

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2004 (in thousands)

	Commercial Group 2003					Residential Group 2003

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at Pro-	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	162,129	32,755	42,418	2,281	174,073	42,443	2,483	20,673	5,198	65,831
Exclude straight-line rent adjustment	(3,592)	—	—	61	(3,531)	(163)	—	—	—	(163)

Adjusted revenues	158,537	32,755	42,418	2,342	170,542	42,280	2,483	20,673	5,198	65,668

Operating expenses, including depreciation and amortization for non-Real Estate Groups	95,869	18,896	23,267	833	101,073	31,311	1,723	10,964	2,566	43,118
Exclude straight-line rent adjustment	(1,812)	—	—	(7)	(1,819)	—	—	—	—	—

Adjusted operating expenses	94,057	18,896	23,267	826	99,254	31,311	1,723	10,964	2,566	43,118

Add interest income	783	(4)	(91)	34	730	3,023	1	114	13	3,149

Add equity in earnings of unconsolidated entities	2,129	—	(1,886)	—	243	(3,346)	—	2,063	—	(1,283)

						—	—	—	—	—
Remove loss on disposition recorded on equity method	—	—	—	—	—	3,573	—	(3,573)	—	—
Add back equity method depreciation and amortization expense	6,700	—	(6,700)	—	—	4,779	—	(3,380)	—	1,399

Net operating income	74,092	13,855	10,474	1,550	72,261	18,998	761	4,933	2,645	25,815

Interest expense, including early extinguishment of debt	35,972	8,139	10,474	723	39,030	9,009	468	4,933	1,421	14,895

Provision for decline in real estate recorded on the equity method	—	—	—	—	—	—	—	—	—	—

Income tax expense (benefit)	(117)	—	—	(73)	(190)	(5,867)	—	—	(67)	(5,934)

Minority interest in earnings before depreciation and amortization	5,716	5,716	—	—	—	293	293	—	—	—

Add: EBDT from discontinued operations	900	—	—	(900)	—	1,291	—	—	(1,291)	—

Earnings before depreciation, amortization and deferred taxes (EBDT)	33,421	—	—	—	33,421	16,854	—	—	—	16,854

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	33,421	—	—	—	33,421	16,854	—	—	—	16,854

Depreciation and amortization — Real Estate Groups	(27,968)	—	—	(407)	(28,375)	(11,979)	—	—	(867)	(12,846)

Deferred taxes — Real Estate Group	(4,395)	—	—	42	(4,353)	(9,411)	—	—	(211)	(9,622)

Straight-line rent adjustment	1,780	—	—	(68)	1,712	163	—	—	—	163

Provision for decline in real estate, net of tax and minority interest	(216)	—	—	—	(216)	—	—	—	—	—

Provision for decline recorded on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Gain (loss) on disposition of rental properties and other investments, net of tax	—	—	—	—	—	280	—	(2,160)	—	(1,880)

Loss on disposition reported on equity method, net of tax	—	—	—	—	—	(2,160)	—	2,160	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	(407)	—	—	407	—	(867)	—	—	867	—
Deferred taxes — Real Estate Groups	42	—	—	(42)	—	(211)	—	—	211	—
Straight-line rent adjustment	(68)	—	—	68	—	—	—	—	—	—

Net earnings	2,189	—	—	—	2,189	(7,331)	—	—	—	(7,331)

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2004 (in thousands)

	Land Group 2003					Lumber Trading Group 2003

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at Pro-	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	15,370	1,019	4,330	—	18,681	—	—	—	—	—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted revenues	15,370	1,019	4,330	—	18,681	—	—	—	—	—

Operating expenses, including depreciation and amortization for non-Real Estate Groups	14,751	795	2,807	—	16,763	—	—	—	—	—
Exclude straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Adjusted operating expenses	14,751	795	2,807	—	16,763	—	—	—	—	—

Add interest income	244	(1)	179	—	424	—	—	—	—	—

Add equity in earnings of unconsolidated entities	(149)	—	3,201	—	3,052	—	—	—	—	—

Remove loss on disposition recorded on equity method	—	—	—	—	—	—	—	—	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	—	—	—	—	—

Net operating income	714	223	4,903	—	5,394	—	—	—	—	—

Interest expense, including early extinguishment of debt	865	—	282	—	1,147	—	—	—	—	—

Provision for decline in real estate recorded on the equity method	(4,621)	—	4,621	—	—	—	—	—	—	—

Income tax expense (benefit)	845	—	—	—	845	—	—	—	—	—

Minority interest in earnings before depreciation and amortization	223	223	—	—	—	—	—	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	1,543	—	—	—	1,543

Earnings before depreciation, amortization and deferred taxes (EBDT)	3,402	—	—	—	3,402	1,543	—	—	—	1,543

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	3,402	—	—	—	3,402	1,543	—	—	—	1,543

Depreciation and amortization-Real Estate Groups	(66)	—	—	—	(66)	—	—	—	—	—

Deferred taxes-Real Estate Group	(11,145)	—	—	—	(11,145)	—	—	—	—	—

Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Provision for decline in real estate, net of tax and minority interest	—	—	(2,793)	—	(2,793)	—	—	—	—	—

Provision for decline recorded on equity method, net of tax	(2,793)	—	2,793	—	—	—	—	—	—	—

Gain (loss) on disposition of rental properties and other investments, net of tax	—	—	—	—	—	—	—	—	—	—

Loss on disposition reported on equity method, net of tax	—	—	—	—	—	—	—	—	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	—	—	—	—	—
Straight-line rent adjustment	—	—	—	—	—	—	—	—	—	—

Net earnings	(10,602)	—	—	—	(10,602)	1,543	—	—	—	1,543

Forest City Enterprises, Inc. and Subsidiaries
Supplemental Financial Information

Summary of Earnings Before Depreciation, Amortization and Deferred Taxes (EBDT) — Three Months Ended January 31, 2004 (in thousands)

	Corporate Activities 2003					Total 2003

			Plus					Plus
	Full	Less	Unconsolidated	Plus	Pro-Rata	Full	Less	Unconsolidated	Plus	Pro-Rata
	Consolidation	Minority	Investments at Pro-	Discontinued	Consolidation	Consolidation	Minority	Investments at	Discontinued	Consolidation
	(GAAP)	Interest	Rata	Operations	(Non-GAAP)	(GAAP)	Interest	Pro-Rata	Operations	(Non-GAAP)

Revenues from real estate operations	(10)	—	—	—	(10)	219,932	36,257	67,421	7,479	258,575
Exclude straight-line rent adjustment	—	—	—	—	—	(3,755)	—	—	61	(3,694)

Adjusted revenues	(10)	—	—	—	(10)	216,177	36,257	67,421	7,540	254,881

Operating expenses, including depreciation and amortization for non-Real Estate Groups	6,924	—	—	—	6,924	148,855	21,414	37,038	3,399	167,878
Exclude straight-line rent adjustment	—	—	—	—	—	(1,812)	—	—	(7)	(1,819)

Adjusted operating expenses	6,924	—	—	—	6,924	147,043	21,414	37,038	3,392	166,059

Add interest income	142	—	—	—	142	4,192	(4)	202	47	4,445

Add equity in earnings of unconsolidated entities	14	—	—	—	14	(1,352)	—	3,378	—	2,026

Remove loss on disposition recorded on equity method	—	—	—	—	—	3,573	—	(3,573)	—	—

Add back equity method depreciation and amortization expense	—	—	—	—	—	11,479	—	(10,080)	—	1,399

Net operating income	(6,778)	—	—	—	(6,778)	87,026	14,839	20,310	4,195	96,692

Interest expense, including early extinguishment of debt	6,750	—	—	—	6,750	52,596	8,607	15,689	2,144	61,822

Provision for decline in real estate recorded on the equity method	—	—	—	—	—	(4,621)	—	4,621	—	—

Income tax expense (benefit)	881	—	—	—	881	(4,258)	—	—	(140)	(4,398)

Minority interest in earnings before depreciation and amortization	—	—	—	—	—	6,232	6,232	—	—	—

Add: EBDT from discontinued operations	—	—	—	—	—	3,734	—	—	(2,191)	1,543

Earnings before depreciation, amortization and deferred taxes (EBDT)	(14,409)	—	—	—	(14,409)	40,811	—	—	—	40,811

Reconciliation to net earnings:

Earnings before depreciation, amortization and deferred taxes (EBDT)	(14,409)	—	—	—	(14,409)	40,811	—	—	—	40,811

Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(40,013)	—	—	(1,274)	(41,287)

Deferred taxes — Real Estate Group	24,035	—	—	—	24,035	(916)	—	—	(169)	(1,085)

Straight-line rent adjustment	—	—	—	—	—	1,943	—	—	(68)	1,875

Provision for decline in real estate, net of tax and minority interest	—	—	—	—	—	(216)	—	(2,793)	—	(3,009)

Provision for decline recorded on equity method, net of tax	—	—	—	—	—	(2,793)	—	2,793	—	—

Gain (loss) on disposition of rental properties and other investments, net of tax	(123)	—	—	—	(123)	157	—	(2,160)	—	(2,003)

Loss on disposition reported on equity method, net of tax	—	—	—	—	—	(2,160)	—	2,160	—	—

Discontinued operations, net of tax and minority interest:
Depreciation and amortization — Real Estate Groups	—	—	—	—	—	(1,274)	—	—	1,274	—
Deferred taxes — Real Estate Groups	—	—	—	—	—	(169)	—	—	169	—
Straight-line rent adjustment	—	—	—	—	—	(68)	—	—	68	—

Net earnings	9,503	—	—	—	9,503	(4,698)	—	—	—	(4,698)